UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COUNTY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

.  ...  NNNNNNNNNNNN     +    C  1234567890    Vote by Internet  • Go to www.envisionreports.com/ICBK  • Or scan the QR code with your smartphone  • Follow the steps outlined on the secure website  Shareholder Meeting Notice  IMPORTANT ANNUAL MEETING INFORMATION  1234 5678 9012 345  NNNNNNNNNNNNNNN000004MR A SAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6  ENDORSEMENT_LINE______________ SACKPACK_____________  Important Notice Regarding the Availability of Proxy Materials for the County Bancorp, Inc. Shareholder Meeting to be Held on June 20, 2017    Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!   This communication presents only an overview of the more complete proxy materials which contain important information  and are available to you on the Internet or by mail. We encourage you to access and review all of the important information  contained in the proxy materials before voting. The proxy statement, annual report on Form 10-K and 2016 annual report to  shareholders are available at:   When you go online to view materials, you can also vote your shares.  Step 1: Go to www.envisionreports.com/ICBK to view the materials.  Step 2: Click on Cast Your Vote or Request Materials.  Step 3: Follow the instructions on the screen to log in.  Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.    www.envisionreports.com/ICBKEasy Online Access — A Convenient Way to View Proxy Materials and Vote  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.    Obtaining a Copy of the Proxy Materials – If you want to receive a paper or emailed copy of these  documents, you must request one. There is no charge to you for requesting a copy. Please make your  request for a copy as instructed on the reverse side on or before June 8, 2017 to facilitate timely delivery.   2NOT  COY  +    02KUFB

.  ..  Shareholder Meeting Notice    County Bancorp, Inc.’s Annual Meeting of Shareholders will be held on June 20, 2017 at the Holiday Inn Manitowoc, located at 4601 Calumet Avenue, Manitowoc, Wisconsin 54220, at 6:00 p.m. local time.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board recommends a vote FOR all nominees, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5:   1.  Election of four Class III Directors: Timothy J. Schneider, Lynn D. Davis, Ph.D., Andrew J. Steimle and Kenneth R. Zacharias  2.  The approval of an amendment to the Articles of Incorporation of County Bancorp, Inc. (the “Articles”) to set the minimum number of directors at  ten and to require three classes of directors.  3.  The approval of an amendment to the Articles to provide for mandatory indemnification of directors and officers of County Bancorp, Inc., to the  fullest extent permitted by law.  4.  The approval of an amendment to the Articles to designate the courts of the state of Wisconsin as the exclusive forum for certain legal actions.  5.  The ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for County Bancorp, Inc. for  the fiscal year ending December 31, 2017.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the  proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.   For more information about attending and voting at the 2017 Annual Meeting of Shareholders, please refer to the proxy statement.    Here’s how to order a copy of the proxy materials and select a future delivery preference:  Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.  Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.    If you request an email copy of current materials you will receive an email with a link to the materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.    •  Internet – Go to www.envisionreports.com/ICBK. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a  copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.  •  Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by  mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.  •  Email – Send an email to investorvote@computershare.com with “Proxy Materials County Bancorp, Inc.” in the subject line. Include in the  message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a  paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.  To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 8, 2017.   02KUFB